Exhibit 12(b)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jeff Lorenzen, certify that:

The undersigned, the Chief Executive Officer and President of the Iowa Public Agency Investment Trust, with respect to the Form N-CSR for the period ending December 31, 2006 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

     (a) the form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (b) the information contained in the form NCSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  February 28, 2007


/s/ Jeff Lorenzen
   --------------------------------------------------
Jeff Lorenzen
Chief Executive Officer and President




I, Amy Mitchell, certify that:

The undersigned, the Chief Financial officer of the Iowa Public Agency Investment Trust, with respect to the Form N-CSR for the period ending December 31, 2006 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

     (a) the form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (b) the information contained in the form NCSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  February 28, 2007


/s/ Amy M. Mitchell
-------------------------------------------
Amy M. Mitchell
Chief Financial officer